Dispositions, Assets Held for Sale and Discontinued Operations	12 Months Ended
Dec. 31, 2011
Disclosure Dispositions, Assets Held for Sale and Discontinued Operations [Abstract]
Dispositions, Assets Held for Sale and Discontinued Operations

5. Dispositions, Assets Held for Sale and Discontinued Operations

During the year ended December 31, 2009, we sold 36 properties for net gains of $43,394,000. At December 31, 2009, we had two skilled nursing facilities and eight medical facilities held for sale and recorded an impairment charge of $25,223,000 to reduce the medical office buildings to their estimated fair values less costs to sell. In determining the fair value of the held for sale properties, we used a combination of third party appraisals based on market comparable transactions, other market listings and asset quality as well as management calculations based on projected operating income and published capitalization rates. During the year ended December 31, 2010, we sold 38 properties, including seven of the held for sale medical facilities, for net gains of $36,115,000. At December 31, 2010, we had one medical facility and 16 seniors housing facilities that satisfied the requirements for held for sale treatment and such properties were properly recorded at the lesser of their estimated fair values less costs to sell or carrying values. During the year ended December 31, 2010, we recorded an impairment charge of $947,000 related to two of the held for sale medical facilities to adjust the carrying values to estimated fair values less costs to sell based on current sales price expectations. During the year ended December 31, 2011, we sold 42 properties for net gains of $61,160,000. At December 31, 2011, we had five medical facilities and one seniors housing triple-net facility that satisfied the requirements for held for sale treatment and such properties were properly recorded at the lesser of their estimated fair values less costs to sell or carrying values. During the year ended December 31, 2011, we recorded an impairment charge of $12,194,000 related to certain held for sale properties to adjust the carrying values to estimated fair values less costs to sell based on current sales price expectations. During the six months ended June 30, 2012, we sold 23 properties for net gains of $33,219,000. At June 30, 2012, we had 36 seniors housing triple-net facilities that satisfied the requirements for held for sale treatment and such properties were properly recorded at the lesser of their estimated fair values less costs to sell or carrying values. The following is a summary of our real property disposition activity for the periods presented (in thousands):

	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
Real property dispositions:
Seniors housing triple-net	$150,755	$170,290	$101,155
Medical facilities	35,295	14,092	85,558
Total dispositions	186,050	184,382	186,713
Add: Gain (loss) on sales of real property	61,160	36,115	43,394
Seller financing on sales of real property	0	(1,470)	(6,100)
Proceeds from real property sales	$247,210	$219,027	$224,007

We have reclassified the income and expenses attributable to all properties sold prior to or held for sale at June 30, 2012 to discontinued operations. Expenses include an allocation of interest expense based on property carrying values and our weighted average cost of debt. The following illustrates the reclassification impact as a result of classifying properties as discontinued operations for the periods presented (in thousands):

	Year Ended December 31,
	2011	2010	2009
Revenues:
Rental income	$55,535	$83,695	$103,176
Other income	0	0	8,059
Expenses:
Interest expense	11,353	16,776	20,347
Property operating expenses	4,394	7,171	6,464
Provision for depreciation	15,292	25,886	34,474
Income (loss) from discontinued operations, net	$24,496	$33,862	$49,950